Exhibit 99.2

Targeting Lymphomas Using Non-Engineered, Multi-Antigen Specific T Cells

George Carrum, Premal Lulla, Ifigeneia Tzannou, Ayumi Watanabe, Manik Kuvalekar, Munu Bilgi, Tao Wang, Rammurti Kamble, Carlos A. Ramos, Rayne Rouce, Bambi J. Grilley, Adrian P. Gee, Malcolm K. Brenner, Helen E. Heslop, Cliona M. Rooney, Juan F. Vera and **Ann M. Leen**

Baylor College of Medicine
Texas Children's Hospital
Houston Methodist Leading Medicine

CENTER FOR CELL & GENE THERAPY

Infusion Tumor - specific T cells Antigen Specificity Patient Adoptive T cell transfer Blood draw PBMCs

• Simultaneously target multiple TAAs • Target multiple epitopes (CD4 and CD8) within each antigen • T cells with native T cell receptor specificity (non - engineered) Our approach

MultiTAA T cells MultiTAA T cell therapy for lymphoma MAGEA4 PRAME Survivin NYESO1 SSX2

Activation DC Overlapping pepmixes PBMCs MultiTAA T cells Expansion MultiTAA - T Cell manufacture

0 20 40 60 80 100 % Positive cells MultiTAA - T Cell Phenotype n=39 CD4 CD8 CD3 DC TCM TEM NK

SFC/2x10 5 cells MultiTAA - T Cell Specificity SSX2 MAGEA4 PRAME Survivin NYESO1

% Specific Lysis Multi TAA - T Cell Autoreactivity E:T of 20:1

Any patient > 18 yrs with HL or NHL Active disease - in 2 nd or subsequent relapse - in 1 st relapse for indolent lymphoma after 1 st line therapy for relapse - in 1 st relapse if immunosuppressive chemotherapy contraindicated - primary refractory disease or persistent disease after 1 st line therapy - multiply relapsed patients in remission at a high risk of relapse - lymphoma as a second malignancy e.g. Richters After autologous or syngeneic SCT (adjuvant therapy) Clinical Trial: Eligibility Infusion of multiTAA - T cells specific for PRAME, SSX2, MAGEA4, NYESO1, Survivin

Antigen Escalation Phase = fixed dose 5x10 6 /m 2 – 2 pts/stage : Day 0: PRAME - specific T cells Day 28: PRAME and SSX - specific T cells Stage Two : Day 0: PRAME and SSX - specific T cells Day 28: PRAME/SSX/MAGE - specific T cells Stage Three : Day 0: PRAME/SSX/MAGE - specific T cells Day 28: PRAME/SSX/MAGE/NYESO1 - specific T cells Stage Four: Day 0: PRAME/SSX/MAGE/NYESO1 - specific T cells Day 28: PRAME/SSX/MAGE/NYESO1/Survivin - specific T cells Safety of MultiTAA T cells - Antigen escalation

PRAME/SSX/MAGE/NYESO1/Survivin - specific T cells : 2 - 4 pts at each level, 2 infusions 14 days apart Dose Level 1 : Day 0 and 14: 5x10 6 cells/m 2 Dose Level 2 : Day 0 and 14: 1x10 7 cells/m 2 Dose Level 3 : Day 0 and 14: 2x10 7 cells/m 2 Safety of MultiTAA T cells - Dose escalation

Clinical Trial: Treatment • 33 patients infused

Antigen escalation (n=4) Antigen escalation (n=4) Dose escalation (n=14) Dose escalation (n=11) Clinical Trial: Treatment Group B: Active lymphoma (failed prior lines) Group A: In remission • 33 patients infused

- 33 patients infused (0.5 - 2x10 7 cells/m 2 ) - 12 HL - 19 aggressive NHL (DLBCL/mantle/peripheral T) - 2 with composite lymphoma - No lymphodepletion - No adverse events Clinical Trial: Treatment

0 20 40 60 80 100 120 140 Pre Post Non - targeted antigens NYESO1 AFP Non - targeted antigens Pt1 (HL) – Clinical and Immune effects Post CTLs + radiation 0 10 20 30 40 50 60 70 80 90 Prame SSX2 MAGE A4 NYESO - 1 Survivin No pep Pre #1 wk1 wk2 Pre #2 mth3 S F C / 5 x 1 0 e 5 A B Pre T cells Post CTLs + radiation 0 10 20 30 40 50 60 70 80 90 Prame SSX2 MAGE A4 NYESO - 1 Survivin No pep Pre #1 wk1 wk2 Pre #2 mth3 S F C / 5 x 1 0 e 5 A B Post T cells SFC/2x10 5 0 10 20 30 40 50 Pre Post Targeted Antigens SSX2 PRAME Targeted antigens

0 20 40 60 80 100 120 140 160 180 200 PRE MTH3 MTH9 Survivin NYESO1 MAGEA4 SSX2 PRAME SFC/2x10 5 Pre Mth3 Mth9 Targeted antigens Non - targeted antigen Mth 3 Mth 9 Pre - Infusion 0 5 10 15 20 25 30 35 40 45 Pre Mth3 Mth9 MAGEC1 SFC/2x10 5 Pt2 (NHL) - Clinical and Immune effects

- 18 patients infused as adjuvant - 15/18 in remission (median 19 months) Clinical Outcomes – Adjuvant Clinical Outcomes – Adjuvant

Clinical Outcomes – Adjuvant

ID	Age/Sex	Disease	Prior Therapies	Response to T cell therapy (duration)
1*	39/M	HL & DLBCL	ABVD → RICE → ASCT	CCR (>3 years)
2*	78/F	DLBCL	R→RCHOP	In remission (8 mo) →relapse
3*	78/F	DLBCL	R→RCHOP → multiTAA T cells → R-Bendamustine	CCR (>3 years)
4*	21/M	HL	ABVD → Brentuximab → Nav/Gem → ASCT	CCR (>4 years)
5	34/M	HL	ABVD → ICE → ASCT + XRT → Brentuximab	In remission (12 mo) → relapse
6	54/M	DLBCL	RCHOP → R-EPOCH → R-DHAP→ ASCT	In remission (19 mo) → relapse
7	61/M	DLBCL	R-EPOCH → ASCT → XRT	CCR (>2 years)
8	41/F	HL	ABVD + XRT → ICE → ASCT → XRT → Brentuximab → DHAP	CCR (>4 years)
9	62/M	T cell	CHOP + XRT → ASCT	CCR (>3 years)
10	53/M	Mantle	R-HyperCVAD → R-Bendamustine → R-Ibrutinib → ASCT + XRT	CCR (>2 years)
11	39 not 67/M	Mantle	R-Bendamustine-Ara-C → ASCT	CCR (>3 years)
12	65/F	DLBCL	R-EPOCH → ASCT	CCR (>2 years)
13	35/M	HL	ABVD → Brentuximab+Bendamustine → ASCT → XRT	CCR (> 2 years)
14	73/F	DLBCL	R-CHOP → XRT → ESHAP → RIE	CCR (>1 year)
15	50/F	DLBCL	HyperCVAD → ASCT	CCR (9 mo)
16	41/M	DLBCL	ABVD → R-ICE → ASCT	CCR (> 1 year)
17	32/F	T cell ALCL	CHOP → Brentuximab → Crizotinib → CD30 CAR T cells→Crizoinib	CCR (9 mo)
18	25/M	HL	ABVD → Brentuximab → ICE → ASCT	CCR (>1 year)

- 15 patients treated for active disease - 6 CRs; 4 SD; 5 PD Clinical Outcomes – Active disease

Clinical Outcomes – Active disease

ID	Age/Sex	Disease	Prior Therapies	Response to multiTAA T cells (duration)
1*	31/F	HL	ABVD → ICE → Cis-Gem → XRT → ASCT → EBV T cells → Brentuximab → Yttrium90 → CART-CD30	Stable disease (5 mo) → Off study [Revilimid (5 mo) → PD1]
2*	55/F	HL/NHL	RCHOP + XRT → ICE → ASCT	CR (4 mo) Died of pneumonia
3*	38/M	HL	ABVD → XRT → IGEV → ESHAP → ASCT → GVD → XRT	CR (>2 years ongoing)
4*	44/F	HL	ABVD → ICE → ASCT → Brentuximab	CR (>5 years ongoing)
5	46/M	HL	ABVD → ICE → ASCT + XRT → Brentuximab	CR (>2 years ongoing)
6	46/F	DLBCL	RCHOP → GDC → ASCT	CR (>3 years ongoing)
7	31/F	HL	ABVD → XRT → ICE → Nav/Gem → ASCT → HDACi → Brentuximab → Bendamustine → PD1i	Stable disease (5 mo) → PD
8	69/M	NHL	EPOCH → Romidepsin → ASCT	Stable disease (>2 years)
9	54/M	DLBCL	RCHOP → R-ICE → ASCT	Stable disease (6 mo) → PD → Started PD1i - >2 years; Alive
10	18/F	HL	ABVE-PC → XRT → IVBor → Brentuximab → PD1i	Stable disease (9 mo) → PD
11	48/M	DLBCL	EPOCH-R → R-ICE → ASCT → XRT	CR (>1 year)
12	49/M	HL	ABVD → ICE → ASCT → XRT → Brentuximab → Nivolumab → Bendamustine	PD (3 mo)
13	54/M	DLBCL	EPOCH-R → ICE-R → XRT → ASCT	SD (9 mo)
14	64/M	DLBCL	R-CHOP → Bendamustine/Rituxan → RICE → RIE → ASCT	PD (9 mo)
15	68/M	DLBCL	RCHOP → GDP → ASCT	Stable disease (4 mo) → CD19-CAR-T

• Safe to date • Feasible adjuvant and treatment • In vivo expansion of T cells directed to targeted antigens • Antigen/Epitope spreading • Clinical benefit Summary to date

Targeting Lymphomas Using Non-Engineered, Multi-Antigen Specific T Cells

George Carrum, Premal Lulla, Ifigeneia Tzannou, Ayumi Watanabe, Manik Kuvalekar, Munu Bilgi, Tao Wang, Rammurti Kamble, Carlos A. Ramos, Rayne Rouce, Bambi J. Grilley, Adrian P. Gee, Malcolm K. Brenner, Helen E. Heslop, Cliona M. Rooney, Juan F. Vera and **Ann M. Leen**

Baylor College of Medicine
Texas Children's Hospital
Houston Methodist Leading Medicine

CENTER FOR CELL & GENE THERAPY